                                                                   Exhibit 10.69


                              INVESTMENT AGREEMENT

                            Dated as of June 21, 2001

                                      among

                              SELWAY PARTNERS, LLC,

                             SELWAY MANAGEMENT, INC.
                                       and

                           insci-statements.com, corp.

     THIS INVESTMENT AGREEMENT (this "Agreement"), dated as of June 21, 2001, by and among Selway Partners, LLC, a New Jersey limited liability company (the "INVESTOR"), Selway Management, Inc. and insci-statements.com, corp. a Delaware corporation (the "COMPANY").

                        RECITALS
                        --------

     A. The Company, the Investor and Selway Management, Inc. are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("REGULATION D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended;

     B. The Investor wishes to purchase, and the Company wishes to sell and issue to the Investor, upon the terms and conditions stated in this Agreement, an aggregate of not more than $700,000 of its Convertible Debentures (the "DEBENTURES") and Selway Management, Inc. has agreed to the issuance of certain of the Company's Debentures to it as set forth in the Management Agreement Amendment No. 1; and

     D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as EXHIBIT A (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder, and applicable state securities laws;

     In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                             ARTICLE I. DEFINITIONS
                                        -----------

     Section 1.1 DEFINITIONS. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings hereinafter set forth:

     "ADDITIONAL CLOSING" has the meaning set forth in Section 2.2

     "ADDITIONAL INVESTMENT" has the meaning set forth in Article IX.

     "AFFILIATE" means, with respect to any Person, any other Person which directly or indirectly controls, is controlled by, or is under common control with, such Person.

     "CLOSING" and "CLOSING DATE" shall have the meanings set forth in Section 2.2.

     "CERTIFICATE OF DESIGNATION" means the Certificate of Designations, in the form attached hereto as EXHIBIT B, setting forth the rights, preferences and privileges of the Preferred Shares.

     "COMMITMENT FEE" means an amount equal to two percent (2%) of the face amount of each Debenture issued by the Company whether pursuant to the Initial Investment or one or more Additional Investments.

     "COMMON SHARES" or "COMMON STOCK" means shares of common Stock, $.01 par value, of the Company, that may be issued by the Company upon the conversion of the Preferred Shares.

     "CONTROL" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     "DEBENTURES" means the Company's Convertible Subordinated Debentures in the form attached as EXHIBIT C, to be issued to the Investor or Selway Management in accordance with the terms and conditions of this Agreement, as the same may be modified, amended supplemented from time to time.

     "DEPOSIT PLEDGE AGREEMENTS" means the Deposit Pledge Agreements granted by the Company in favor of the Investor and Selway Management, dated as of the Initial Closing Date in the form attached hereto as EXHIBIT F-1 AS ACKNOWLEDGED BY EACH DEPOSITORY INSTITUTION WHERE THE COMPANY HAS A DEPOSIT ACCOUNT.

     "INITIAL CLOSING" has the meaning set forth in Section 2.2

     "INITIAL INVESTMENT" has the meaning set forth in Section 2.1(a).

     "INTELLECTUAL PROPERTY SECURITY AGREEMENT" means the Intellectual Property Security Agreement granted by the Company in favor of the Investor and Selway Management of even date herewith.

     "INVESTMENT AGREEMENTS" means this Agreement the Debentures, the Registration Rights Agreement, the Security Agreement, the Deposit Pledge Agreements, the Pledge Agreement, the Intellectual Property Security Agreement, Management Agreement Amendment No. 1 and such other agreements executed and delivered by the parties hereto pursuant to this Agreement.

     "INVESTOR'S COUNSEL" means Nutter, McClennen & Fish LLP

     "MANAGEMENT AGREEMENT AMENDMENT NO. 1" means the Management Agreement Amendment No. 1 between the Company and Selway Management in the form attached hereto as EXHIBIT D.

     "MARKET PRICE" means the average of the closing bid prices of the Company's Common Stock over the five (5) trading days immediately preceding the applicable date.

     "MATERIAL ADVERSE EFFECT" means an effect which, either alone or in conjunction with other effects, constitutes a material adverse effect on the (i) condition (financial or otherwise), business, assets, or results of operations of the Company and its subsidiaries, taken as a whole; (ii) ability of the Company to perform any of its material obligations under the terms of this Agreement; or (iii) rights and remedies of an Investor under the terms of this Agreement.

     "OPERATING BUDGET" means an Operating and Financing Budget for the Company for the ninety (90) day period commencing on the Initial Closing Date attached hereto as EXHIBIT E.

     "PERSON" means an individual, corporation, partnership, trust, business trust, association, joint stock company, joint venture, pool, syndicate, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

     "PLEDGE AGREEMENT" means the Pledge Agreement granted by the Company in favor of the Investor and Selway Management dated of even date herewith and as agreed to by each of the Company's subsidiaries.

     "PREFERRED SHARES" or "PREFERRED STOCK" means the shares of Series B Convertible Preferred Stock, $.01 par value, of the Company, the terms of which are set forth in the Certificate of Designations, that may be issued upon the conversion of the Debentures.

     "REGISTRATION RIGHTS AGREEMENT" has the meaning set forth in the Recitals hereto.

     "SEC FILINGS" has the meaning set forth in Section 3.4.

     "SECURITIES" means the Debentures, Preferred Shares and the Common Shares.

     "SECURITY AGREEMENT" means the Security Agreement granted by the Company in favor of the Investor and Selway Management by the Company, dated as of the Initial Closing Date in the form attached hereto as EXHIBIT F.

     "SELWAY MANAGEMENT" means Selway Management, Inc, a Delaware corporation.

     "SHARES" means the Preferred Shares and the Common Shares.

     "1933 ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "1934 ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                 ARTICLE II. PURCHASE AND SALE OF DEBENTURES
                             -------------------------------

     Section 2.1 Subject to the terms and conditions set forth herein and in reliance on the representations, warranties and covenants set forth herein, on each Closing Date (as defined below) the Company shall issue and sell to the Investor or Selway Management, as is appropriate, the Debentures as follows:

          (a) At the Initial Closing, the Investor shall purchase and the Company shall issue to the Investor, a Debenture in a principal amount of $350,000, for an aggregate purchase price of $350,000 (the "INITIAL INVESTMENT"),

          (b) At any Additional Closing, the Investor may, in its discretion purchase and the Company shall issue to the Investor, Debentures in aggregate principal amounts of up to $350,000, for an aggregate purchase price of not to exceed $350,000 provided that the conditions set forth in Article IX of this Agreement shall have been met; and

          (c) At any Additional Closing, the Company shall issue Debentures to Selway Management under such circumstances as are set forth in Management Agreement Amendment No. 1 and shall comply with the conditions set forth in
Article IX of this Agreement.

     Section 2.2 Closings.
                 --------

          (a) The initial purchase and sale of the Debentures (the "INITIAL CLOSING") will take place on or before June 21, 2001 (the "INITIAL CLOSING DATE") at the offices of Investor's counsel or at such other location as the Company and the Investor shall agree including via facsimile and the mails, if the parties so agree.

          (b) Any additional purchases and sales of the Debentures (each, an "ADDITIONAL CLOSING") will take place at such times and in such amounts in accordance with the Operating Budget and in each case at the sole discretion of the Investor. The purchase and sale of any Debentures with respect to any Additional Investment (an "ADDITIONAL CLOSING" and, together with the Initial Closing, the "CLOSINGS") will take place at the offices of the Investor's counsel or at such other location as the Company and the Investor shall agree including via facsimile and the mails, if the parties so agree. The date of any Additional Closing (the "ADDITIONAL CLOSING DATE" and, together with the Initial Closing Date, the "CLOSING DATES") shall be set by the Investor on the date that the Investor gives notice to the Company of its intent to make an Additional Investment pursuant to Article IX or in the case of Debentures issued in favor of Selway Management, on such date as Selway Management gives notice of its election to receive such Debentures pursuant to the terms of the Management Agreement Amendment No. 1.

          (c) At the Initial Closing:

               (i) The Investor shall deliver by wire transfer of same day funds, to such account of the Company as the Company shall designate at least one business day before the Initial Closing Date, $350,000;

               (ii) the Company shall deliver to the Investor a Debenture in a principal amount of $350,000; and

               (iii) the Company and each Investor shall execute and deliver a cross-receipt acknowledging such purchase and sale;

          (d) At any Additional Closing:

               (i) each Investor shall deliver by wire transfer of same day funds, to such account of the Company as the Company shall designate at least one (1) business day before such Additional Closing Date, the purchase price for the principal amount of Debentures being acquired at such Additional Closing, which principal amount shall be limited as set forth in Section 9.2 of this Agreement; and

               (ii) the Company shall deliver to the Investor a Debenture in such principal amount as equals the Investor's Additional Investment; or

               (iii) At such time as the Company becomes obligated to issue Debentures to Selway Management pursuant to Management Agreement Amendment No. 1, the Company shall deliver to the Investor a Debenture in such principal amount as shall be set forth in the Management Agreement Amendment No. 1.

          ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                       ---------------------------------------------

     The Company represents and warrants to the Investor and Selway Management as follows:

     Section 3.1 Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company and each of its subsidiaries has all requisite power and authority to own, operate and lease its properties and to conduct its business as currently conducted. The Company and each of its subsidiaries is duly qualified or licensed to do business and is in good standing in each jurisdiction in which its ownership or leasing of property or the conduct of its business requires such licensing or qualification, except to the extent that the failure to be so qualified or licensed is not reasonably likely to have a Material Adverse Effect.

     Section 3.2 Authorization; Binding Effect. The Company has all requisite corporate power and authority to execute and deliver this Agreement and the other Investment Agreements and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and the other Investment Agreements and the performance by the Company of its obligations hereunder and thereunder, have been duly authorized by the Company , no other corporate proceeding therefor on the part of the Company or its stockholders is required. This Agreement and the other Investment Agreements are the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to the enforcement of creditors' rights and remedies or by other equitable principles of general application including on account of rights and preferences of other parties to credit or prior investment agreements or instruments.

     Section 3.3 Capitalization.
                 --------------

          (a) Set forth on SCHEDULE 3.3 hereto is (a) the authorized capital stock of the Company on the date hereof; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company's stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Securities) exercisable for, or convertible into or exchangeable for any shares of capital stock. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights. Except as described in the SEC Filings, no Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. Except as set forth on SCHEDULE 3.3, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, or to transfer any equity securities of any kind. Except as described on
SCHEDULE 3.3, the Company does not know of any voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among any of the security holders of the Company relating to the securities held by them. Except as set forth on SCHEDULE 3.3, the Company has not granted any Person the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

          (b) All of the outstanding shares of capital stock of the Company are, and as of the Closing, will be, duly authorized, validly issued, fully paid and nonassessable and none of such securities are or were at the time of issuance subject to any preemptive rights (statutory or otherwise), except such rights as have lapsed or been validly waived and except that the Series B Preference Amount (as defined in the Certificate of Designation) shall be paid on a pari passu basis with any proceeds from a Liquidation Event (as defined in the Certificate of Designation) that are due to the holders of the 8% Preferred Stock and the holders of the Series A Preferred Stock (as each such term is defined in the Certificate of Designation). The Preferred Shares issuable upon conversion of the Debentures have been duly authorized and reserved for issuance and, when issued upon conversion of the Debentures, will be validly issued, fully paid and nonassessable, and will not be subject to any preemptive rights (statutory or otherwise), except such rights that have lapsed or been validly waived. The Common Shares issuable upon conversion of the Preferred Shares have been duly authorized and reserved for issuance or to the extent that there is an insufficient number of shares of Common Stock to effect such conversion, the Company shall promptly take any and all steps as are necessary to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock to such amount as shall be sufficient to convert all of the Preferred Stock and, when issued upon conversion of the Preferred Shares, such Common Stock will be validly issued, fully paid and nonassessable, and will not be subject to any preemptive rights (statutory or otherwise), except such rights that have lapsed or been validly waived.

     Section 3.4 Delivery of SEC Filings; Business. The Company has provided the Investor with copies of the Company's most recent Annual Report on Form 10-KSB for the fiscal year ended March 31, 2000, and all other reports filed by the Company pursuant to the 1934 Act since the filing of the Annual Report on Form 10-KSB including without limitation the Form 10QSB for the quarter ended December 31, 2000 (collectively, the "SEC FILINGS") and the Press Releases listed on Schedule 3.4 hereto. The Company and its subsidiaries are engaged only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description of the business of the Company and its subsidiaries as presently conducted.

     Section 3.5 Use of Proceeds. The proceeds of the sale of the Securities hereunder shall be used by the Company for working capital and general corporate purposes in generally in accordance with the Operating Budget and to pay any and all Investor Expenses and in accordance with Section 6.1 of this Agreement.

     Section 3.6 No Material Adverse Change. Since the filing of the Company's most recent Quarterly Report on Form 10-QSB or as otherwise identified and described in subsequent reports filed by the Company pursuant to the 1934 Act and except as set forth in Schedule 4.3 hereto and on the balance sheet attached hereto as SCHEDULE 3.6 hereto, there has not been:

               (i) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company except quarterly dividends paid on preferred stock of the Company as described generally in the Company's Form 10-KSB;

               (ii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or any of its subsidiaries;

               (iii) any waiver by the Company or any of its subsidiaries of a valuable right or of a material debt owed to it;

               (iv) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or any of its subsidiaries, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

               (v) except for the execution and delivery of an Agreement with Tailwind dated as of March 29, 2001 any material change or amendment to a material contract or arrangement by which the Company or any of their subsidiaries or any of its assets or properties is bound or subject;

               (vi) any labor difficulties or labor union organizing activities with respect to employees of the Company or any of its subsidiaries;

               (vii) any transaction entered into by the Company or any of its subsidiaries other than in the ordinary course of business; or

                  (viii) any event or condition that could result in a Material Adverse Effect, which for purposes of this Section 3.6 (viii) only, shall be deemed to be an amount equal to or greater than $100,000 and shall not include litigation disclosed on SCHEDULE 3.13 of this Agreement.

      Section 3.7 SEC Filings; Material Contracts.
                  -------------------------------

          (a) As of its filing date, each report filed by the Company with the SEC pursuant to the 1934 Act, complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          (b) Each registration statement and any amendment thereto filed by the Company pursuant to the 1933 Act, as of the date such statement or amendment became effective except the registration statement attached hereto as Exhibit G, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

          (c) Except as described in SCHEDULE 3.3, there are no agreements or instruments currently in force and effect that constitute a warrant, option, convertible security or other right, agreement or arrangement of any character under which the Company is or may be obligated to issue any material amounts of any equity security of any kind, or to transfer any material amounts of any equity security of any kind.

     Section 3.8 Form S-3 Eligibility. The Company is currently eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the 1933 Act.

     Section 3.9 No Violation; Conflicting Agreements. Except as disclosed on
SCHEDULE 3.9, the execution and delivery of this Agreement by the Company or the other Investment Agreements nor the performance by the Company of its obligations hereunder or thereunder will (a) conflict with or result in any breach of any provision of the Company's Certificate of Incorporation or Bylaws;
(b) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to any lien or encumbrance on the Company's properties or assets or any right of termination, cancellation or acceleration under any of the terms or conditions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Company is a party or by which its properties or assets may be bound, or (c) violate any statute, law, rule, regulation, writ, injunction, judgment, order or decree of any court, administrative agency or governmental authority binding on the Company or any of its properties or assets.

     Section 3.10 Compliance with Applicable Law. The Company is currently in compliance with all applicable laws (whether statutory or otherwise), rules, regulations, orders, ordinances, judgments, decrees, writs, requirements and injunctions of all governmental authorities, except for such noncompliance that, individually and in the aggregate, is not reasonably likely to have a Material Adverse Effect.

     Section 3.11 Licenses and Permits. The Company possesses all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, and all patents, trademarks, service marks, trade names, copyrights, licenses and other rights free from material restrictions, that are necessary for the ownership, maintenance and operation of their respective properties and assets, and neither is in violation of any thereof except for such violations that, individually and in the aggregate, are not reasonably likely to have a Material Adverse Effect.

      Section 3.12 Consents. Except for the consent of the holders of the Debentures issued pursuant to the Investment Agreement dated as of November 28, 2000 among the Investor, CIP Capital L.P. and the Company (the "SERIES A DEBENTURES"))and Prestige Capital Corp., each of which have been obtained by the Company on or prior to the date hereof, no consent, approval or authorization of, or declaration, filing or registration with, any governmental or regulatory authority or other party is required to be made or obtained by the Company in connection with the execution and delivery of this Agreement or the other Investment Agreements or the performance by the Company of its obligations hereunder.

      Section 3.13 Litigation, Orders. Except as set forth on SCHEDULE 3.13, there are no claims, actions, suits, proceedings, or, to the best knowledge of the Company, investigations or inquiries pending before any court, arbitrator or governmental or regulatory official or office, or, to the knowledge of the Company, threatened, against or affecting the Company or questioning the validity of this Agreement, the other Investment Agreements or the transactions contemplated hereby, thereby or under the Certificate of Incorporation or any action taken or to be taken by the Company pursuant to this Agreement, the other Investment Agreements, at law or in equity; nor, to the knowledge of the Company, is there any valid basis for any such claim, action, suit, proceeding, inquiry or investigation. The Company is not subject to any judgment, order or decree entered in any lawsuit or proceeding that is reasonably likely to have a Material Adverse Effect.

     Section 3.14 Title to Properties; Encumbrances. Except as set forth on
SCHEDULE 3.14 the Company has good title to all of its properties and assets, including any vehicles, free and clear of all liens, charges and encumbrances, except liens for taxes not yet due and payable. All leases pursuant to which the Company leases personal property, including any vehicles, are in good standing, valid and effective in accordance with their respective terms, and there is no existing material default or event of default (or event which with notice or lapse of time, or both, would constitute a default and in respect of which the Company has not taken adequate steps to prevent such a default from occurring) thereunder.

     Section 3.15 Intellectual Property. The Company and its subsidiaries own or possess adequate trademarks and trade names and have all other rights to inventions, know-how, patents, copyrights, trademarks, trade names, confidential information and other intellectual property (collectively, "INTELLECTUAL PROPERTY RIGHTS"), free and clear of all liens, security interests, charges, encumbrances, equities and other adverse claims (except the security interest of Prestige Capital Corp., Pennsylvania Business Bank and the holders of the Series A Debentures and granted by the Company in connection with indebtedness extended to the Company by Prestige Capital Corp., Pennsylvania Business Bank and the holders of the Series A Debentures, respectively), necessary to conduct the business now operated by them, or presently employed by them, and presently contemplated to be operated by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights. No proprietary technology of any Person was used in the design or development by the Company of (or otherwise with respect to) any of the Intellectual Property Rights, which technology was not properly acquired by the Company from such Person.

     Section 3.16 Environmental Matters. Neither the Company nor any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "ENVIRONMENTAL LAWS"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation that might lead to such a claim.

     Section 3.17 Transactions with Affiliates. Except as disclosed in the filings made with the Securities and Exchange Commission, other than certain transactions with the Investor and Selway Management and pursuant to the Company's option plans and any employment agreements , there are no loans, leases, agreements, understandings, commitments or other continuing transactions between the Company and any officer, director or five percent or greater stockholder of the Company, or any family member or any person or entity that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control of any of the foregoing persons.

     Section 3.18 Financial Statements. The financial statements included in each SEC Filing present fairly and accurately the consolidated financial position of the Company and its subsidiaries as of the dates shown and their consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. Except as set forth on SCHEDULE 3.18 or in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, except those which individually or in the aggregate are not material to the financial condition or operating results of the Company.

     Section 3.19 Insurance Coverage. The Company and its subsidiaries maintain in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted, and properties owned or leased, by the Company and its subsidiaries including without limitation directors' and officers' insurance, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

     Section 3.20 Compliance with Nasdaq Continued Listing Requirements. The shares of Common Stock are duly listed for trading on the Nasdaq SmallCap Market. Except as set forth on SCHEDULE 3.13 there are no proceedings pending or to the Company's knowledge threatened against the Company relating to the continued listing of the Company's Common Stock on the Nasdaq SmallCap Market.

     Section 3.21 Acknowledgment of Dilution. The number of shares of Common Stock issuable pursuant to this Agreement may increase substantially. The Company's executive officers and directors have studied and fully understand the nature of the transactions being contemplated hereunder and recognize that they have a potential dilutive effect.

     Section 3.22 Investment Banking, Brokerage. There are no claims for investment banking fees, brokerage commissions, finder's fees or similar compensation (exclusive of professional fees to lawyers, accountants and other consultants) in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company or any Affiliate. The Company shall indemnify the Investor against any claims for any such fees, commissions or compensation payable to any broker or finder claiming through the Company or any Affiliate thereof in connection with the transactions contemplated by this Agreement or the other Investment Agreements and shall pay all expenses incurred by the Investor in connection with the defense of any action brought against the Investor to collect any such fees, commissions or compensation by any broker or finder claiming through the Company or any Affiliate.

     Section 3.23 Subsidiaries. Other than insci-statements Israel Ltd., the Company hereby represents and warrants that none of its subsidiaries has any assets or is active.

     Section 3.24 Disclosure. The representations and warranties made or contained in this Agreement, the schedules and exhibits hereto and the certificates delivered pursuant to the terms hereof, and the written current information concerning the business of the Company delivered to the Investor in connection with or pursuant to this Agreement, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make such representations, warranties or other material not misleading. No event has occurred and nothing material has come to the attention of the Company that would indicate that any of such information (together with any written updates thereof furnished by them) is not true and correct in all material respects as of the date hereof.

          ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF THE INVESTOR
                      ----------------------------------------------

     The Investor represents and warrants to the Company as follows:

     Section 4.1 Organization and Existence. The Investor is a validly existing limited liability company and has all requisite limited liability company and authority to invest in the Securities pursuant to this Agreement.

     Section 4.2 Authorization. The execution, delivery and performance by the Investor of the Investment Agreements have been duly authorized and each of the Investment Agreements will constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms.

     Section 4.3 Investment Representations. Investor hereby acknowledges the following:

          (a) It is purchasing the Debentures and the other Securities to be acquired pursuant to this Agreement for the Investor's own account, for investment only and not with a view to or for sale in connection with the distribution thereof except for sales contemplated by the Registration Rights Agreement.

          (b) It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment contemplated by this Agreement and making an informed investment decision with respect thereto.

          (c) It is an "accredited investor" as such term is defined in Rule 501 promulgated under the 1933 Act.

          (d) It has reviewed and acknowledges the Risk Factors set forth on
SCHEDULE 4.3.

          (e) It has had the opportunity to ask questions and receive and has received answers concerning the terms and conditions of the offering of securities purchased hereunder, as well as the opportunity to obtain additional information necessary to verify the accuracy of information furnished in connection with such offering that the Company possesses or can acquire without unreasonable effort or expense; provided, however, such Investor has relied upon the representations and warranties of the Company set forth in this Agreement, and this Section 4.3 shall not be interpreted to limit that reliance.

          (f) It understands that none of the Securities have been registered under the 1933 Act or any state or foreign securities laws, and may not be transferred unless subsequently registered thereunder or pursuant to an exemption from registration, and that a legend indicating such restrictions will be placed on the certificates representing such Securities.

          (g) It understands that Henry Nelson has only recently joined the Company and that nothing herein shall be deemed to hold him personally liable for the representations, warranties and obligations of the Company. The foregoing notwithstanding, such waiver of personal liability shall in no event be deemed to reduce the obligations of the Company with regard to such representations, warranties or any of its other obligations.

     Section 4.4 Brokerage. There are no claims for investment banking fees, brokerage commissions, finder's fees or similar compensation (other than professional fees to lawyers, accountants and other consultants) in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of such Investor or any of its Affiliates. The Investor shall indemnify the Company against any claims for any such fees, commissions or compensation payable to any broker or finder claiming through the Investor or any Affiliate thereof in connection with the transactions contemplated by this Agreement and shall pay all expenses incurred by the Company in connection with the defense of any action brought against the Company to collect any such fees, commissions or compensation by any broker or finder claiming through the Investor or any Affiliate.

     Section 4.5 Authority; Binding Effect. The execution, delivery and performance of the obligations of the Investor hereunder have been duly authorized by all necessary company action. The execution, delivery and performance of this Agreement and the other Investment Agreements, will not violate any provision of the corporate documents of the Investor, or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, of any provision of law, rule or regulation applicable to the Investor. This Agreement and the other Investment Agreements have been duly executed and delivered by the Investor, and each such agreement is a valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to the enforcement of creditors' rights and remedies or by other equitable principles of general application.

                  ARTICLE V. CONDITIONS PENDING THE CLOSINGS
                             -------------------------------

     During the period from the date of this Agreement and continuing until the consummation of the last Additional Closing unless specified otherwise below, the Company covenants and agrees, unless otherwise specifically provided in this Agreement, or unless the Investor shall otherwise agree in writing, to do the following:

     Section 5.1 Access to Information and Records. The Company shall permit the Investor to continue to make such reasonable investigation of the operations and properties of the Company, including providing access to the Company's officers and its books and records and other documents, as the Investor deems necessary or advisable in connection with the transactions contemplated hereby.

     Section 5.2 Consents; Approvals; Efforts to Close. The Company shall obtain, prior to the Initial Closing, all consents necessary for the consummation of the transactions contemplated hereby. All such consents shall be in writing and in form and substance reasonably satisfactory to the Investor, and executed counterparts thereof shall be delivered to the Investor promptly after receipt thereof by the Company, but in no event later than the Initial Closing.

     Section 5.3 Resolution of Claims. Any and all claims relating to any of the capital stock of the Company shall have been resolved in a manner that is satisfactory to Investor.

     Section 5.4 Evidence of Insurance. The Company shall have delivered to the Investor, a Certificate of Insurance reflecting Investor as additional insured and loss payee in form and substance acceptable to Investor.

               ARTICLE VI. AFFIRMATIVE COVENANTS OF THE COMPANY
                           ------------------------------------

     So long as any of the Debentures, Preferred Shares or Common Shares remain outstanding, the Company shall comply with the following covenants:

     Section 6.1 Proceeds; Commitment Fees. (a) The Company shall use the proceeds from the issuance and sale of the Debentures for working capital purposes only and shall not, directly or indirectly, use such proceeds or any portion thereof to make any payments or pay any dividends to stockholders or other Affiliates of the Company or to repay any indebtedness other than as is specifically set forth in the Operating Budget.

          (b) The Company hereby agrees to pay any and all Commitment Fees on the Maturity Date (as defined in the Debenture).

     Section 6.2 Reports. On a monthly basis, the Company will furnish to the Investor unaudited financial statements of the Company, which shall include a balance sheet, income statement and statement of cash flows, each prepared in accordance with generally accepted accounting principles, consistently applied, which financial statements shall be delivered by the Chief Executive Officer of the Company within fifteen (15) days from the end of each calendar month for the immediately preceding month. Such monthly financial statements shall be accompanied by a certification by the Chief Executive Officer of the Company that, to the best of her or his knowledge, such statements are true and correct for such period.

     Section 6.3 Reserved.
                 --------

     Section 6.4 Directors' Indemnification and Insurance. The Certificate of Incorporation or Bylaws of the Company shall at all times provide for indemnification of the directors and limitations on the liability of the directors to the fullest extent permitted under applicable state law. The Company shall maintain on reasonable business terms, by financially sound and reputable insurers, directors' and officers' liability insurance coverage.

     Section 6.5 Insurance. The Company shall keep its insurable properties insured, upon reasonable business terms, by financially sound and reputable insurers against liability and the perils of casualty and fire and other hazards and risks and liability to persons and property in amounts of coverage as are sufficient in nature and amount to allow the Company to replace any of its material properties or assets which might be damaged or destroyed and sufficient to cover liabilities to which the Company could reasonably be expected to become subject.

     Section 6.6 Conduct of Business. The Company shall continue to engage principally in the business now conducted by the Company or a business or businesses similar thereto. The Company shall keep in full force and effect its corporate existence and all Intellectual Property rights and licenses necessary or useful in its business.

     Section 6.7 Payment of Taxes, Compliance with Laws, etc. The Company shall pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon it or its income or property before the occurrence of any default, as well as all lawful claims for labor, materials and supplies which, if not paid when due, might become a lien or charge upon its property or any part thereof; provided, however, that the Company shall not be required to pay and discharge any such tax, assessment, charge, levy or claim so long as the validity thereof is being contested by the Company in good faith by appropriate proceedings and an adequate reserve therefor has been established on its books. The Company shall comply with all applicable laws and regulations in the conduct of its business, including, without limitation, all applicable federal and state securities laws in connection with the issuance of any securities.

     Section 6.8 Right of the Investor to Participate in Future Transactions. The Investor will have a right to participate in future non-public capital raising transaction on the terms and conditions set forth in this Section 6.8. During such period, the Company shall give five (5) business days advance written notice to the Investor prior to any non-public offer or sale of any of the Company's equity securities or any securities convertible into or exchangeable or exercisable for such securities by providing to the Investor a comprehensive term sheet containing all significant business terms of such a proposed transaction. The Investor shall have the right (pro rata in accordance with the Investor's participation in this offering) to purchase all (but not less than all) of such securities which are the subject of such a proposed transaction for the same consideration and on the same terms and conditions as contemplated for such third-party sale. The Investor's rights hereunder must be exercised in writing by the Investor within five (5) business days following receipt of the notice from the Company. If, subsequent to the Company giving notice to the Investor hereunder but prior to the Investor exercising its right to participate (or the expiration of the five-day period without response from the Investor), the terms and conditions of the proposed third-party sale are changed from that disclosed in the comprehensive term sheet provided to the Investor in accordance herewith, the Company shall be required to provide a new notice to the Investor in accordance herewith and the Investor shall have the right, which must be exercised within five (5) business days of such new notice, to exercise its right to purchase the securities on such changed terms and conditions as provided in accordance herewith. In the event the Investor does not exercise its right hereunder, or affirmatively declines to engage in the proposed transaction with the Company, then the Company may proceed with such proposed transaction on the same terms and conditions as set forth in such notice or in such revised notice provided to the Investor.

      Section 6.9 Reservation of Securities. The Company hereby agrees, at all times with respect to the conversion of the Debentures and conversion of the Preferred Shares to reserve and keep available out of its authorized but unissued shares of Common Stock and Preferred Stock, such number of shares of Common Stock and Preferred Stock as shall from time to time equal the number of Preferred Shares and Common Shares sufficient to permit the issuance of such Shares upon the exercise or conversion of any such Securities provided that to the extent that if, at any time it is determined there is an insufficient number of shares of Common Stock to effect the conversion from Preferred Stock to Common Stock, the Company shall promptly take all steps as are necessary to amend its Certificate of Incorporation to increase the number of authorized shares of Common Stock to such amount as shall be sufficient to convert all of the Preferred Stock convertible into Common Stock at such time.

     Section 6.10 Agreements. The Company shall not amend, modify or waive any provisions of any confidentiality and non-disclosure agreement or non-competition agreement between the Company and any of their respective employees, officers, directors or agents, or any other party with whom such agreement may now or hereafter exist.

     Section 6.11 Material Adverse Changes. The Company shall promptly advise the Investor in writing of any event, including without limitation any suit or proceeding commenced or threatened against the Company, that in the reasonable judgment of the Company could have a Material Adverse Effect.

     Section 6.12 Inspection. The Company shall, upon reasonable prior notice, permit authorized representatives of the Investor to visit and inspect any of the properties of the Company, including its books of account (and to make copies thereof and take extracts therefrom), and to discuss its affairs, finances and accounts with its officers, administrative employees and independent accountants, all at such reasonable times and as often as may be reasonably requested.

     Section 6.13 No Conflicting Agreements. The Company will not, and will not permit its subsidiaries to, take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the obligations to the Investor under the Investment Agreements.

     Section 6.14 Compliance with Laws. The Company will use its best efforts, and will cause each of its subsidiaries to use their best efforts, to comply with all applicable laws, rules, regulations, orders and decrees of all governmental authorities, except to the extent non-compliance (in one instance or in the aggregate) would not have a Material Adverse Effect.

     Section 6.15 Corporate Existence; Board of Directors. So long as the Investor beneficially owns any of the Securities: (a) the Company shall maintain its corporate existence; (b) the Company shall be entitled to have up to seven
(7) members of the Board of Directors that were nominated by the Company; and
(c) for so long as the Debentures are outstanding, the holders of the Debentures shall be entitled to nominate three (3) members of the Board of Directors of the Company which, for these purposes, shall include any director elected by the holders of the Preferred Stock The right of the holders of the Debentures to elect three members of the Board of Directors shall be subject to the rights of the holders of the Series A Preferred Stock (as defined in the Certificate of Designation) to elect such members of the Board of Directors, which may include requiring the resignation and replacement of incumbent members of the Board of Director previously elected by the holders of the Debentures.

     Section 6.16 Remedies. The Investor shall be entitled to a decree of specific performance to enforce its rights hereunder and the other Investment Agreements. The Company shall indemnify and hold harmless the Investor from and against any loss, liability, costs, expenses or fees (including reasonable attorneys fees) arising out of (i) the entry into and performance of the Investment Agreements by the Investor, (ii) any breach by the Company of any representation, warranty, covenant or agreement in any of the Investment Agreements, and/or (iii) the enforcement of this Section.

     Section 6.17 Expenses. Irrespective of any approvals necessary to consummate the transactions contemplated hereby from the Board of Directors of the Company or from the Company's stockholders, the Company shall pay at the Initial Closing and any Additional Closing (which shall include any closing with respect to the conversion of the Debentures or Preferred Shares, all reasonable expenses and disbursements incurred by the Investor in connection with the negotiation, preparation, execution, delivery and performance of this Agreement, the other Investment Agreements and all transactions contemplated herein or therein, including, without limitation, accounting and attorneys' fees and expenses incurred in investigating the business and affairs of the Company (including, without limitation, travel expenses) (collectively, the "INVESTOR EXPENSES"). The Company shall remain liable for the Investor Expenses notwithstanding any termination of this Agreement.

     Section 6.18 Operating Budget. The Company shall be in compliance with the Operating Budget attached hereto as Exhibit E hereto.

     Section 6.19 Appointment of Officers. The Board of Directors of the Company shall have approved the election of a Chief Executive Officer, who shall initially be Henry Nelson, and a Chief Financial Officer, and will eliminate the position of Chief Operating Officer.

     Section 6.20 Payment of Expenses of Investor and Selway Management. The Company hereby agrees to pay to Selway Management all of the $41,794.59 in expenses of Selway Management incurred prior to the date hereof, but not paid to date, on or before the ninetieth (90th) day after the date hereof in such installments as the Company and Selway Management shall agree.

     Section 6.21 Subsidiaries. The Company agrees that none of its subsidiaries (other than insci-Statements Israel Ltd.) shall become active and that the Company shall not transfer any assets to any of its subsidiaries unless it shall have obtained the prior written consent, which consent shall not be unreasonably withheld of Investor and shall have delivered such agreements as shall be necessary or advisable to perfect Investor's security interest in such assets, the necessity of which documents shall be determined in Investor's sole and absolute discretion.

                         ARTICLE VII. NEGATIVE COVENANTS

     Section 7.1 So long as the Debentures or any of the Preferred Shares are outstanding the following matters shall be prohibited unless approved in writing, by the holders of one hundred percent (100%) of the principal amount of the Debentures and the approval of the holders of a majority of the Preferred Shares then outstanding, voting as a class:

          (a) the authorization and adoption of any amendment to the Certificate of Incorporation or by-Laws of the Company or any subsidiary, or any other action which would have the effect of amending the specific rights, preferences or privileges of the Preferred Shares;

          (b) the authorization or issuance of any equity securities of any class with rights equal to or superior to those of the Preferred Shares, or other securities convertible into such securities, and entering into any contract or granting any option for the issuance of any such securities;

          (c) the merger or consolidation of the Company or any subsidiary with and/or into any Company, firm, or entity;

          (d) the sale or other disposal of all or substantially all of the Company's or any subsidiary's assets;

          (e) entering into voluntary liquidation or effecting the winding up of the Company or any subsidiary;

          (f) entering into any transactions with any officer, director, stockholder or other interested Person involving payments in excess of $25,000;

          (g) incurrence of debt, on behalf of either the Company or any subsidiary which in one transaction, or in a series of related transactions, in the aggregate, exceeds the amount of US $25,000 in any fiscal year;

          (h) the investment by the Company with or into any other corporation, company, partnership or other person, or the lending of any funds to or issuing the guaranty of the Company for the obligations of any other Person;

          (i) incurring any capital expenditures which exceed individually or in the aggregate of $25,000 in any fiscal year provided that, in the event that the Company determines that capital expenditures are needed to be incurred on an emergency basis, the Company shall obtain the prior approval of its Board of Directors to the incurrence of such capital expenditures provided however, that if the Company is not able to obtain such Board of Directors approval it shall be deemed to have been authorized to make such capital expenditure, provided further, that the Company provide notice to the Investor and Selway Management of the capital expenditure;

          (j) granting any new liens or encumbrances on any assets of the Company;

          (k) declaring or paying any dividend or other distribution of cash, shares, or other assets to the stockholders of the Company in their capacity as such;

          (l) appointing and setting the compensation of the Company's and any subsidiary's Chief Executive Officer, Chief Operating Officer and Chief Financial Officer;

          (m) increasing or decreasing the number of directors serving on the Board of Directors of the Company or any subsidiary or changing the manner of their designation to the Board; and

          (n) effecting a fundamental change in the Line of Business of the Company or any subsidiary.

     ARTICLE VIII. CONDITIONS PRECEDENT TO INVESTOR'S OBLIGATION TO FUND
                   ------------------------------------------------------
                               INITIAL INVESTMENT
                               ------------------

     The obligations of the Investor under this Agreement are subject to the satisfaction, at or before the Initial Closing Date, of each of the following conditions:

     Section 8.1 Representations and Warranties of the Company. The representations and warranties of the Company made pursuant to this Agreement and any and all other Investment Agreements shall be true and correct in all material respects as of the date when made and as of the date of the Initial Closing as though made at that time (except for representations and warranties that expressly relate to a different date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Initial Closing. The Investor shall have received a certificate, executed on behalf of the Company by its Chief Executive Officer, dated as of the Initial Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Investor provided that the delivery of the foregoing shall not be deemed to create personal liability on the part of Henry Nelson, the Company's Chief Executive Officer; provided further that the lack of such personal liability shall not limit the Company's obligations with regards to any representations or warranties made therein (or any of its other obligations).

     Section 8.2 No Proceeding or Litigation. There shall not be threatened, instituted or pending any suit, action, investigation, inquiry or other proceeding by or before any court or governmental or other regulatory or administrative agency or commission requesting or looking toward an order, judgment or decree that (a) restrains or prohibits the consummation of any of the transactions contemplated hereby or (b) could have a Material Adverse Effect.

     Section 8.3 No Injunction. On the Initial Closing Date, there shall be no effective injunction, writ, preliminary restraining order or other order issued by a court of competent jurisdiction restraining or prohibiting the consummation of any of the transactions contemplated hereby.

     Section 8.4 Resolutions of the Company. The Company shall have delivered to the Investor copies of duly adopted resolutions of the Company's Board of Directors and the stockholders, certified by the Secretary of the Company as in full force and effect on the Initial Closing Date, authorizing, among other things, the execution and delivery of this Agreement and the other Investment Agreements and the consummation of the transactions contemplated hereby and thereby.

     Section 8.5 Material Adverse Change. There shall not have occurred between the date hereof and each Closing any event or series of related events that, individually or in the aggregate, have or could reasonably be anticipated to have a Material Adverse Effect as determined by the Investor in its sole discretion.

     Section 8.6 All Proceedings Satisfactory. All corporate proceedings taken prior to or at the Closing in connection with the transactions contemplated by this Agreement, and all documents and evidences incident thereto, shall be reasonably satisfactory in form and substance to the Investor.

     Section 8.7 Investment Agreements. The Company shall have executed and delivered all of the Investment Agreements to which it is a party.

     Section 8.8 Consents. The Company shall have obtained the written consents of all parties necessary for the execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder and the other Investment Agreements all of which written consents shall be reasonably satisfactory in form, scope and substance to the Investor.

     Section 8.9 Collateral for Debentures.

          (a) Security Documents. The Company shall have executed and delivered any and all documents necessary to reflect Investor's security interest in all of the assets of the Company anywhere in the world, including without limitation
(i) documents necessary to perfect Investor's interest in the assets of the Company or any of its subsidiaries located in Israel and (ii) a Security Agreement, a Deposit Pledge Agreement, a Pledge Agreement, pledging the capital stock of each of its subsidiaries and an Intellectual Property Security Agreement, together with any and all financing statements or continuation statements by any other documents Investor may request (collectively, the "SECURITY DOCUMENTS") effecting a first priority security interest of the Investors in all assets of the Company, whether now owned or hereafter acquired as security for any and all Debentures issued pursuant to this Investment Agreement whether in connection with an Initial Investment or any Additional Investments, subordinate only to the security interest of Prestige Capital Corp. and Pennsylvania Business Bank and to the holders of the Series A Preferred Stock (collectively, the "SENIOR LIENS") to the extent of the then current obligations of the Company to each such entity.

          (b) Validity of Liens. The Security Documents shall be effective to create in favor of the collateral agent for the benefit of the Investor a legal, valid and enforceable first priority (except for the Senior Liens) security interest in and lien upon all assets of the Company or any of its subsidiaries wherever located in the world. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Investor to protect and preserve such security interests shall have been duly effected. The Investor shall have received evidence thereof in form and substance satisfactory to the Investor.

     Section 8.10 Opinion of Counsel. Counsel to the Company shall issue and deliver to the Investor an opinion of counsel in form and substance reasonably satisfactory to the Investor.

     Section 8.11 UCC Search Results. The Agent shall have received results of UCC searches with respect to the Collateral and all other personal property of the Company and any subsidiaries, all in form and substance satisfactory to the Investor.

     Section 8.12 Expenses. The Company shall have paid the Investor Expenses which amount shall be paid from the proceeds of the Initial Investment.

     Section 8.13 No Default. No default, or event which, but for the lapse of time or the giving of notice or both, would constitute a default of the Company's obligations pursuant to this Agreement or any of the other Investment Agreements shall have occurred and be continuing.

     ARTICLE IX. OPTIONAL ADDITIONAL INVESTMENT; CONDITIONS PRECEDENT TO
                 -------------------------------------------------------
            INVESTOR'S OBLIGATION TO FUND EACH ADDITIONAL INVESTMENT
            --------------------------------------------------------

     Section 9.1 Additional Investments. The Company agrees with the Investor that the Investor shall have the option, in its sole and absolute discretion, upon receipt of a request by the Company pursuant to Section 9.2 hereof, to purchase from the Company up to an additional $350,000 principal amount, in the aggregate, of Debentures (each, an "ADDITIONAL INVESTMENT") within one hundred and twenty (120) days from the Initial Closing Date on the same terms and conditions as are set forth in this Agreement on an Additional Closing Date. The Investor shall have the right to assign all or a portion of its rights to make the Additional Investment to one or more other parties. The Company shall pay the Investor Expenses in connection with such Additional Investments from the proceeds of each such Additional Investment.

     Section 9.2 Requests Regarding Additional Investments. The Company shall make a written request that Investor make an Additional Investment pursuant to an Additional Investment Request substantially in the form attached hereto as Exhibit H in such amount as shall be (i) in a minimum aggregate amount of $50,000 and integral multiples thereof (except with respect to the issuance of any Debentures pursuant to Section 10.4 which may be in such increments as shall be necessary for the Company to pay any amounts owed to Selway Management in connection therewith); and (ii) set forth the Operating Budget provided that the Additional Investment, together with the Initial Investment and any and all other Additional Investments shall in no event exceed $700,000. The Company shall make such written request no less than five (5) business days prior to the date on which the Company desires that the Investor fund such Additional Investment through the purchase of such Debentures.

     Section 9.3 Representations and Warranties of the Company. The Investor shall have received a certificate, executed on behalf of the Company by its Chief Executive Officer, dated as of the Additional Closing Date stating that
(i) the representations and warranties of the Company made pursuant to this Agreement and any and all other Investment Agreements shall be true and correct in all material respects as of the date when made and as of the date of each Additional Closing as though made at that time (except for representations and warranties that expressly relate to a different date), (ii) the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such Additional Closing, (iii) there shall not have occurred between the date hereof and each Closing any event or series of related events that, individually or in the aggregate, have or could reasonably be anticipated to have a Material Adverse Effect, (iv) no default, or event which, but for the lapse of time or the giving of notice or both, would constitute a default of the Company's obligations pursuant to this Agreement or any of the other Investment Agreements shall have occurred and be continuing, and (v) as to such other matters as may be reasonably requested by the Investor.

     Section 9.4 Resolutions of the Company. The Company shall have delivered to the Investor copies of duly adopted resolutions of the Company's Board of Directors and the stockholders, certified by the Secretary of the Company as in full force and effect on the Additional Closing Date, authorizing the execution and delivery of the Investment Agreements relating to such Additional Investment and the consummation of the transactions contemplated thereby.

     Section 9.5 Investment Agreements. The Company shall have executed and delivered an insci-statements.com, corp. Convertible Subordinated Debenture reflecting the Additional Investment.

     Section 9.6 Opinion of Counsel. Counsel to the Company shall issue and deliver to the Investor an opinion of counsel in form and substance reasonably satisfactory to the Investor.

     Section 9.7 Expenses. The Company shall have paid the Investor Expenses.

 ARTICLE X. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE COMPANY WITH RESPECT
            ---------------------------------------------------------------
                                 TO EACH CLOSING
                                 ---------------

     The obligations of the Company under this Agreement are subject to the satisfaction, at or before the Initial Closing Date and each Additional Closing Date, of each of the following conditions:

     Section 10.1 Representations and Warranties of the Investor. The representations and warranties of the Investor shall be true and correct in all material respects as of the date when made and as of the date of the Closing as though made at that time (except for representations and warranties that expressly relate to a different date).

     Section 10.2 No Proceeding or Litigation. There shall not be threatened, instituted or pending any suit, action, investigation, inquiry or other proceeding by or before any court or governmental or other regulatory or administrative agency or commission requesting or looking toward an order, judgment or decree that restrains or prohibits the consummation of any of the transactions contemplated by this Agreement.

     Section 10.3 No Injunction. On the Closing Date, there shall be no effective injunction, writ, preliminary restraining order or other order issued by a court of competent jurisdiction restraining or prohibiting the consummation of any of the transactions contemplated hereby.

     Section 10.4 Management Agreement Amendment No. 1. On or before the Initial Closing, Selway Management will enter into Management Agreement Amendment No. 1 with the Company amending the Management Agreement dated as of November 1, 2000 between Selway Management and the Company, in certain respects including without limitation to decrease in the management fees due from the Company to Selway Management from $20,000 per month to $15,000 per month from and after the Initial Closing Date, providing that the Company may pay Selway Management either in cash or through the issuance of Debentures pursuant to an Additional Closing provided that all other conditions set forth in Article IX of this Agreement shall have been met for the issuance of such Debentures and providing a waiver of certain rights of Selway Management in connection with the securities issued upon conversion of the Debentures issued to Selway Management.

                      ARTICLE XI. TERMINATION OF AGREEMENT

     Section 11.1 Termination of Agreement. This Agreement may be terminated with respect to any Closing at any time prior to such Closing:

          (a) with respect to the Initial Closing, by mutual written consent duly executed by the Company and the Investor;

          (b) with respect to any Additional Closings, in the sole and absolute discretion of Investor;

          (c) by the Investor if the Initial Closing shall not have been consummated, on or before June 21, 2001; provided, however, that the right to terminate this Agreement under Section 11.1(a) or 11.1(c) shall not be available to any party whose failure to fulfill any covenant or agreement under this Agreement or breach of a representation or warranty set forth herein has, in full or in material part, been the cause of or resulted in the failure of such Closing to occur on or before such date.

                           ARTICLE XII. MISCELLANEOUS

     Section 12.1 Amendments, Waivers and Consents. For the purposes of this Agreement, the other Investment Agreements and any and all other agreements executed pursuant hereto, no course of dealing between the Company and the Investor and no delay on the part of any party hereto in exercising any rights hereunder or thereunder shall operate as a waiver of the rights hereof or thereof. No provision hereof may be waived except by a written instrument signed by the party so waiving such provision. This Agreement may not be amended except by a written instrument duly executed by the Company and the Investor. No supplement or modification of this Agreement shall be binding unless in writing and approved and executed by the requisite parties in accordance with this
Section 12.1. Any amendment or waiver effected in accordance with this Section
12.1 shall be binding upon each holder of shares of the Debentures purchased under this Agreement at the time outstanding and each future holder of all Securities of the Company.

     Section 12.2 Indemnification.
                  ---------------

          (a) The Company shall indemnify the Investor and hold it harmless from any and all actual damage, liability and reasonable expense (including reasonable legal fees and costs, but excluding any liability for consequential damages or loss of profit) sustained or incurred by the Investor as a result of or in connection with the breach of any representation, warranty, covenant or agreement contained in this Agreement.

          (b) The obligations of the Company under this Section 12.2 shall survive the sale, transfer, redemption or conversion of any of the Debentures, each Closing and the termination of this Agreement and the transactions contemplated hereby. The agreements contained in this Section 12.2 shall be in addition to any other rights of the indemnified parties against the Company or others.

     Section 12.3 Survival of Representations, Warranties and Covenants; Assignability of Rights. All covenants, agreements, representations and warranties and indemnification obligations of the Company made herein and to be performed prior to or at each Closing and in the certificates, exhibits, schedules or other written current and historical information delivered or furnished to the Investor in connection herewith or therewith (i) shall be deemed to have been relied upon by the Investor, and (ii) shall survive each delivery of the shares of the Debentures for a period of twelve (12) months and shall inure to the benefit of each Investor's successors and assigns and to transferees of the shares of the Debentures or any Preferred Shares.

     Section 12.4 Governing Law; Jurisdiction; Venue. This Agreement shall be governed by the laws of the State of New Jersey without regard to its conflicts of laws principles. The state and federal courts of the State of New Jersey shall have exclusive jurisdiction to hear and determine any claims or disputes between the Investor and the other party or parties hereto pertaining directly or indirectly to this Agreement and all documents, instruments and agreements executed pursuant hereto, or to any matter arising therefrom (unless otherwise expressly provided for therein). To the extent permitted by law, each party hereby expressly submits and consents in advance to such exclusive jurisdiction in any action or proceeding commenced by an Investor in any of such courts, and agrees that service of such summons and complaint or other process or papers may be made by registered or certified mail, return receipt requested, addressed to such party at the address to which notices are to be sent pursuant to this Agreement. To the extent permitted by law, should any party, after being so served fail to appear or answer to any summons, complaint, or process or papers so served within 30 days after the service thereof, if served in person, or after the mailing thereof if mailed via certified mail return receipt requested such party shall be deemed in default and an order and/or judgment may be entered by such Investor against such party as demanded or prayed for in such summons, complaint, process or papers. The exclusive choice of forum set forth in this Section 12.4 shall not be deemed to preclude the enforcement of any judgment obtained in such forum or the taking of any action to enforce the same in any other appropriate jurisdiction.

     Section 12.5 Section Headings. The descriptive headings in this Agreement have been inserted for convenience only and shall not be deemed to limit or otherwise affect the construction or interpretation of any provision hereof.

     Section 12.6 Counterparts. This Agreement may be executed simultaneously by facsimile and in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute but one and the same document.

     Section 12.7 Notices and Demands. Any notice or demand which is required or provided to be given under this Agreement shall be deemed to have been sufficiently given and received for all purposes when delivered by hand, telecopy, or nationally recognized overnight courier, or five days after being sent by certified or registered mail, postage and charges prepaid, return receipt requested, to the following addresses:

     If to the Company:

            insci.statements.com, corp.
            Two Westborough Business Park
            Westborough, Massachusetts 01581
            Facsimile:
            Attention: Chief Executive Officer

     If to the Company at the address set forth above. If to the Investor, at the address set forth on the signature pages hereto,

     Section 12.8 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be deemed prohibited or invalid under such applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, and such prohibition or invalidity shall not invalidate the remainder of such provision or the other provisions of this Agreement.

     Section 12.9 Integration. This Agreement, including the exhibits, documents and instruments referred to herein or therein, constitutes the entire agreement, and supersedes any other prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

     Section 12.10 Press Release and Filings. The Company and the Investor shall use reasonable best efforts to (i) develop a joint press release with respect to this Agreement and the transactions contemplated hereby, (ii) unless otherwise required by applicable law or by obligations pursuant to any listing agreement with or rules of any securities exchange, consult with each other before issuing any press release, or to the extent practical, otherwise before making any public statement with respect to this Agreement or the transactions contemplated hereby or (iii) jointly develop and make any required SEC Filings with the SEC and any securities exchange on which the Company's securities are listed. In addition to the foregoing, neither the Company nor the Investor shall issue any press release or otherwise make any public statement or disclosure concerning the other party or the other party's business, financial condition or results of operations without the consent of the other party, which consent shall not be unreasonably withheld or delayed.

      IN WITNESS WHEREOF, the undersigned have executed and delivered this counterpart signature page to this Investment Agreement as of the day and year first above written.


                                   INSCI-STATEMENTS.COM, CORP.

                                   By: /s/ HENRY F NELSON
                                       -------------------------
                                   Name: Henry F Nelson
                                         -----------------------
                                   Title: President
                                          ----------------------


                                   SELWAY PARTNERS, LLC

                                   By /s/YARON EITAN
                                      --------------------------
                                   Name: Yaron Eitan
                                         -----------------------
                                   Title: CEO
                                          ----------------------


                                   SELWAY MANAGEMENT, INC.

                                   By: /s/YARON EITAN
                                       -------------------------
                                   Name: Yaron Eitan
                                         -----------------------
                                   Title: CEO
                                          ----------------------